UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

--------------------

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2010

Berliner Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28579 (Commission File Number)	75-2233445 (IRS Employer Identification No.)

1777 Sentry Parkway West, Blue Bell, PA (Address of Principal Executive Offices)	19422 (Zip Code)

Registrant’s telephone number, including area code:  (267) 464-1700

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 29, 2010, the Board of Directors (the “Board”) of Berliner Communications, Inc. (the “Company”), upon the recommendation of the Audit Committee of the Board, approved the appointment of Ernst & Young, LLP (“E&Y”) as the Company’s independent registered public accounting firm.  E&Y will be replacing BDO Seidman, LLP (“BDO”).

The change is effective as of April 1, 2010. The reports of BDO on the Company’s consolidated financial statements for the fiscal years ended June 30, 2008 and June 30, 2009, and the period ended December 31, 2009, contained no adverse opinion or disclaimer of opinion, nor were any of such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During each of the last two fiscal years, during the period ended December 31, 2009, and through March 31, 2010, (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such fiscal years and the period ended December 31, 2009, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During each of the last two fiscal years, neither the Company nor anyone on its behalf consulted with E&Y with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by E&Y to the Company that E&Y concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of  Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided BDO with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested that BDO furnish the Company with a letter addressed to the SEC stating whether or not BDO agrees with the above statements that are related to BDO. A copy of the letter, dated April 1, 2010, is attached hereto as Exhibit 16.1.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter to the SEC from BDO Seidman, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERLINER COMMUNICATIONS, INC.

Date: April 2, 2010	By:	/s/ Ronald J. Lejman
Ronald J. Lejman Chief Financial Officer and Treasurer